                                 SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                    Exchange Act of 1934 (Amendment No.   )


Check the appropriate box:


[ ]     Preliminary Information Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]     Definitive Information Statement

The Target Portfolio Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        1)      Title of each class of securities to which transaction applies:

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        2)      Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        4)      Proposed maximum aggregate value of transaction:


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        5)      Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

        ----------------------------------------------------------------------

        2)      Form, Schedule or Registration Statement No.:

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        3)      Filing Party:

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        4)      Date Filed:

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

                         THE TARGET PORTFOLIO TRUST(SM)
                          INTERNATIONAL BOND PORTFOLIO
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT


                               NOVEMBER 20, 1997


                            ------------------------

TO THE SHAREHOLDERS:

     On August 27, 1997, at a regular meeting of the Board of Trustees of The Target Portfolio Trust(SM) (the Trust), the Trustees approved a new subadvisory agreement for the International Bond Portfolio (the Portfolio). The subadvisory agreement approved by the Board of Trustees was entered into between Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management
LLC), the Trust's Manager, and Delaware International Advisers Ltd. (Delaware International). Delaware International assumed investment advisory responsibility for the Portfolio on August 28, 1997. This information statement informs you of the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms.

                                          By order of the Board

                                          S. JANE ROSE
                                            Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         THE TARGET PORTFOLIO TRUST(SM)
                          INTERNATIONAL BOND PORTFOLIO
                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT


                               NOVEMBER 20, 1997


                            ------------------------

     This information statement is being furnished to the shareholders of the International Bond Portfolio (the Portfolio) of The Target Portfolio Trust(SM) (the Trust) in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trust received from the Securities and Exchange Commission (SEC). The exemptive order permits the Trust's manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

     The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act) and is organized as a Delaware business trust. The Trust's trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     We are providing shareholders of the Portfolio as of October 24, 1997 with the information statement. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated as of August 28, 1997 (Subadvisory Agreement) between the Trust's Manager and Delaware International Advisers Ltd. (Delaware International). Delaware International assumed its advisory duties with respect to the Portfolio on August 28, 1997. The Trustees approved the Subadvisory Agreement, a copy of which is attached as Exhibit A, on August 27, 1997. The material terms of the new Subadvisory Agreement are substantially the same as those of the previous subadvisory agreement. The previous subadvisory agreement, dated April 1, 1994, between the Trust's Manager and Fiduciary International, Inc. was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 28, 1997.


     The Portfolio will pay for the costs associated with preparing and distributing this information statement, which will be mailed on or about November 21, 1997.


THE TARGET PROGRAM

     The Trust consists of ten separate investment portfolios, including the International Bond Portfolio. Shares of the portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the portfolios based on an evaluation of an investor's investment objectives and risk tolerances. The Target Program or shares of the Trust (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services which maintain securities accounts with Prudential Securities Incorporated (Prudential Securities) and to certain fee based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the portfolios are an available option without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.0% of assets invested in income portfolios, such as the International Bond Portfolio. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.35% of assets invested in income portfolios.

THE MANAGER

     Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC), as successor to Prudential Mutual Fund Management, Inc. (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992. PIFM is an indirect, wholly-owned subsidiary of the Prudential Insurance Company of America (Prudential) and is a part of Prudential Investments, which is a business group of the Prudential. As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion. Information concerning the Trust's current management arrangements can be found in Exhibit B. Information concerning officers of the Trust is set forth in Exhibit C.

SHAREHOLDER REPORTS

     The Trust's most recent annual report for the fiscal year ended December 31, 1996 and semi-annual report for the period ended June 30, 1997, have previously been sent to shareholders and may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

SHAREHOLDINGS

     As of September 30, 1997, the Portfolio's net asset value was approximately $33,782,000. As of October 24, 1997, there were 3,524,293 outstanding shares of the Portfolio. Management does not know of any person who owned beneficially 5% or more of the shares of the Portfolio as of October 24, 1997. In addition, to the knowledge of management, the executive officers and Board Members of the Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio as of that date.

                           NEW SUBADVISORY AGREEMENT


     On August 27, 1997, the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of such parties (as defined in the Investment Company Act) (the non-interested Trustees), unanimously approved the Subadvisory Agreement and the selection by PIFM of Delaware International as Adviser to replace Fiduciary International, Inc. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreement between the Trust's Manager and Fiduciary International, Inc. for performance-related reasons. Delaware International was recommended to the Trustees by PIFM after the Trustees requested PIFM to recommend a replacement for Fiduciary International, Inc.


     The new Subadvisory Agreement contains substantially the same terms and conditions as the subadvisory agreement with Fiduciary International, Inc. See "Terms of Subadvisory Agreement," below. Delaware International renders investment advice in accordance with the Portfolio's investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PIFM.

     Section 15 of the Investment Company Act requires that a majority of the Portfolio's outstanding voting securities approve the Subadvisory Agreement. However, on September 11, 1996, the SEC issued an order granting the Trust and PIFM exemptive relief from the requirements of Section 15. According to the SEC's order, which is subject to a number of conditions (including approval by the Trust's shareholders, which was received on October 30, 1996), PIFM may now enter into subadvisory agreements on behalf of the Trust without receiving prior shareholder approval. Thus, execution and implementation of the Subadvisory Agreement did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENT

     At a regular meeting of the Board, at which all of the Trustees were in attendance, the Board of Trustees considered and unanimously approved the Subadvisory Agreement on August 27, 1997. In considering approval of the Subadvisory Agreement, the Trustees, including the non-interested Trustees, considered whether approval of the Subadvisory Agreement was in the best interests of the Trust and shareholders of the Portfolio. At the meeting, the Trust's Manager stressed Delaware International's investment experience and reputation as an international bond portfolio manager and its performance record. The Trustees reviewed materials furnished by management and Delaware International and met with representatives of Delaware International. Among other things, the Trustees considered the investment philosophy and style of Delaware International, its relative performance record, its security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communications. The Board also considered the nature, quality and extent of services expected to be provided to the Portfolio by Delaware International as well as its reputation in the asset management industry.


     The Trustees discussed and reviewed the terms of the Subadvisory Agreement. It was noted that, other than the identity of the Adviser and the dates of execution, effectiveness and termination, the terms of the Subadvisory Agreement were substantially the same as those in the prior subadvisory agreement. Based upon their review, the Trustees concluded that the Subadvisory Agreement was reasonable, fair and in the best interests of the Trust and the shareholders of the Portfolio, and that the fee provided in the Subadvisory Agreement (the same as in the prior subadvisory agreement) was fair and reasonable. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved the Subadvisory Agreement.

INFORMATION CONCERNING DELAWARE INTERNATIONAL

     Delaware International, Third Floor, 80 Cheapside, London, EC2V 6EE, began managing the Portfolio effective August 28, 1997. Delaware International commenced operations as a registered investment adviser in December 1990 and specializes in international and global investing. Delaware International manages money for separate account portfolios and U.S. registered mutual funds. As of September 30, 1997, Delaware International had over $6.8 billion in assets under management with over $2.5 billion in assets in global/international fixed income. Delaware International is affiliated with Delaware Management Company, Inc. (Delaware Management). Delaware International and Delaware Management are indirect, wholly-owned subsidiaries of Lincoln National Corporation. Lincoln National Corporation, headquartered in Ft. Wayne, Indiana, is a diversified financial services organization with operations that include the insurance and investment management businesses.

     Exhibit D contains information about other funds managed by Delaware International with an investment objective and strategies similar to the Portfolio's. Exhibit D also lists the principal executive officer and directors of Delaware International.

TERMS OF SUBADVISORY AGREEMENT

     Under the Subadvisory Agreement, Delaware International is compensated by PIFM (and not the Portfolio) at an annual rate of .30 of 1% of the Portfolio's average net assets, the same fee that was paid under the previous advisory agreement with the former subadviser to the Portfolio. The Subadvisory Agreement provides that, subject to PIFM's and the Board of Trustees' supervision, Delaware International is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in the current Prospectus and Statement of Additional Information of the Trust and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Delaware International also provides PIFM with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

     Duration and Termination. The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of non-interested Trustees, at a meeting called for the purpose of voting on such approval; provided,

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

however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) the Subadvisory Agreement may be terminated at any time by Delaware International or PIFM on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Delaware International will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

SHAREHOLDER PROPOSALS

     As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          S. JANE ROSE
                                            Secretary


Dated: November 20, 1997

                                                                       EXHIBIT A

                           THE TARGET PORTFOLIO TRUST
                         (INTERNATIONAL BOND PORTFOLIO)

                             SUBADVISORY AGREEMENT

     Agreement made as of this 28th day of August, 1997, between Prudential Investments Fund Management LLC (PIFM or the Manager), a Delaware Corporation, and Delaware International Advisers Ltd. (the Adviser), a company organized under the laws of England.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with The Target Portfolio Trust (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the International Bond Portfolio of the Trust (the Portfolio) in connection with the management of the Trust and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage the investment operations of the Portfolio and the composition of its portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

             (i) The Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Trust and the Portfolio as provided to the Adviser by the Manager in the Directory of Fund Organization Documents, Agreements and Procedures and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by the Portfolio and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking best execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Portfolio with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Portfolio as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others; provided, however, that the Adviser agrees that it shall not, during the term of this Agreement and for the period of one year after the termination of this Agreement, serve or accept retention as investment adviser, investment manager or similar service provider with or for the benefit of an international fixed income fund that is an investment company registered under the 1940 Act and that seeks as a primary market for its shares asset allocation programs similar in nature and market to the Prudential Securities Target Program. For purposes of this Agreement, an asset allocation program shall be deemed to be similar in nature and market to the Prudential Securities Target Program only if it (A) is sponsored by a retail broker-dealer, (B) provides for the provision of investment advice to investors wherein one or more investment companies sponsored by the retail broker-dealer serve as potential investment vehicles into which investment may be recommended, and (C) is marketed primarily to investors domiciled in the United States. In addition, notwithstanding the foregoing, the provisions of this Section 1(a)(vi) shall be of no further force and effect 90 days after written notice to the Adviser by the Trust or the Manager of the termination of the Adviser's services hereunder, and provided further, that nothing herein shall be deemed to prohibit the Adviser from continuing to serve in its existing capacity as investment adviser or investment manager for its existing clients.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

             (c) The Adviser shall keep the Portfolio's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at the annual rate of .30 of 1% of the average daily net assets of the Portfolio. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association, except as described in Paragraph 1(a)(vi) above.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use material if the Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Adviser hereunder by overnight mail or courier service, facsimile transmission equipment or hand delivery or at least ten business days prior to the intended date of first use.

          8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By:      /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                                      Robert F. Gunia
                                                  Executive Vice President

                                          DELAWARE INTERNATIONAL
                                          ADVISERS LTD.

                                          By:        /s/ IAN G. SIMS
                                            ------------------------------------
                                                        Ian G. Sims
                                              Deputy Managing Director, Chief
                                             Investment Officer -- Global Fixed
                                                            Income

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUST

THE MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992 and renewed thereafter as required by the Investment Company Act of 1940, as amended (the Investment Company Act).

     The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 28, 1997. It was approved by the sole shareholder of the Trust on October 14, 1992.

TERMS OF THE MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement, PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention and disposition thereof. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian and Prudential Mutual Fund Services LLC (PMFS), the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     PIFM has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by PIFM under the Management Agreement may be furnished by any such directors, officers or employees of PIFM.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or each portfolio's subadviser;

          (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the costs and expenses payable to each subadviser pursuant to the subadvisory agreements between PIFM and each subadviser.

     For its services, PIFM is compensated by each portfolio of the Trust. The annual management fee for the Portfolio is paid at the rate of .50% of the average daily net assets of the Portfolio.

     The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Trust's expenses.

     Except as indicated above, the Trust is responsible under the Management Agreement for the payment of its expenses, including (a) the fees payable to PIFM, (b) the fees and expenses of Trustees who are not affiliated persons of PIFM or the subadviser of each portfolio, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of any share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice.

INFORMATION ABOUT PIFM


     PIFM is a subsidiary of Prudential Securities Incorporated (Prudential Securities) and an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company.


     PIFM acts as manager for the following investment companies:

          Open-End Management Investment Companies: The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc.,

     Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.

          Closed-End Management Investment Company: The High Yield Income Fund, Inc.

PIFM'S DIRECTORS AND OFFICERS

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

         NAME                  POSITION WITH PIFM                     PRINCIPAL OCCUPATIONS
----------------------   ------------------------------  -----------------------------------------------
Thomas A. Early.......   Executive Vice President,       Vice President and General Counsel, Prudential
                           Secretary and General           Mutual Funds & Annuities (PMF&A); Executive
                           Counsel                         Vice President, Secretary and General
                                                           Counsel, PIFM
Robert F. Gunia.......   Executive Vice President and    Comptroller, Prudential Investments; Executive
                           Treasurer                     Vice President and Treasurer, PIFM; Senior Vice
                                                           President, Prudential Securities
Neil A. McGuinness....   Executive Vice President        Executive Vice President and Director of
                                                         Marketing, PMF&A; Executive Vice President,
                                                           PIFM
Robert J. Sullivan....   Executive Vice President        Executive Vice President, PMF&A; Executive Vice
                                                           President, PIFM
Brian Storms..........   Officer-in-Charge, President,   President, PMF&A, Officer-in-Charge; President,
                           Chief Executive Officer and     Chief Executive Officer and Chief Operating
                           Chief Operating Officer         Officer, PIFM

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Securities, One Seaport Plaza, New York, New York 10292 serves as the distributor of the Trust's shares. Prudential Securities is an indirect, wholly-owned subsidiary of Prudential. It received no compensation for distributing the Portfolio's shares during the fiscal year ended December 31, 1996.

     Pruco Securities Corporation (Prusec), 111 Durham Avenue, South Plainfield, New Jersey 07080-2398, a wholly-owned subsidiary of Prudential, is distributing shares of the Trust pursuant to a dealer agreement between Prusec and Prudential Securities. Prusec received no compensation for distributing the Portfolio's shares during the fiscal year ended December 31, 1996.

     The Trust's transfer agent is PMFS, Raritan Plaza One, Edison, New Jersey 08837. PMFS received $93,300 for its services in connection with the Portfolio during the fiscal year ended December 31, 1996.

BROKERAGE

     During the fiscal year ended December 31, 1996, the Portfolio paid $5,910 in commissions to Prudential Securities, which represented 5.1% of total commissions paid.

                      (This Page Intentionally Left Blank)

                                                                       EXHIBIT C

                              OFFICER INFORMATION

             NAME (AGE)                OFFICE WITH THE TRUST (SINCE)         PRINCIPAL OCCUPATIONS
------------------------------------   -----------------------------  -----------------------------------
Richard A. Redeker (53).............   President and Trustee (1995)   Employee of Prudential Investments;
                                                                        formerly President, Chief
                                                                        Executive Officer and Director
                                                                        (October 1993-September 1996) of
                                                                        Prudential Mutual Fund
                                                                        Management, Inc.
Thomas A. Early (42)................   Vice President (1997)          Vice President and General Counsel
                                                                      of Prudential Mutual Funds &
                                                                        Annuities; Executive Vice
                                                                        President, Secretary and General
                                                                        Counsel of PIFM
S. Jane Rose (51)...................   Secretary (1992)               Senior Vice President of PIFM;
                                                                      Senior Vice President and Senior
                                                                        Counsel of Prudential Securities
Marguerite E.H. Morrison (41).......   Assistant Secretary (1997)     Vice President and Associate
                                                                      General Counsel of PIFM; Vice
                                                                        President and Associate General
                                                                        Counsel (June 1991-September
                                                                        1996) of Prudential Mutual Fund
                                                                        Management, Inc.; Vice President
                                                                        and Associate General Counsel of
                                                                        Prudential Securities
Grace C. Torres (38)................   Treasurer (1995)               First Vice President of PIFM; First
                                                                        Vice President of Prudential
                                                                        Securities
Stephen M. Ungerman (44)............   Assistant Treasurer (1995)     Tax Director of Prudential
                                                                      Investments and the Private Asset
                                                                        Group of The Prudential Insurance
                                                                        Company of America

                      (This Page Intentionally Left Blank)

                                                                       EXHIBIT D

                          DELAWARE INTERNATIONAL FUNDS

     The following table sets forth information relating to the registered investment companies with an investment objective and strategies similar to those of the Portfolio for which Delaware International acts as investment adviser and/or subadviser:

                                                                                                 NET ASSETS
                                          ADVISORY FEE RATE          ADVISORY FEES WAIVED          AS OF
              FUNDS                 (BASED ON AVERAGE NET ASSETS)    FOR LAST FISCAL YEAR    SEPTEMBER 30, 1997
----------------------------------  ------------------------------   --------------------    ------------------
Delaware Group                            0.75% per annum(1)              $29,065(2)            $ 17,328,699
  Global & International Funds,
  Inc.
  Global Bond Series
Delaware Pooled Trust, Inc.               0.50% per annum(1)              $101,650(3)           $389,434,094
  The Global Fixed Income
  Portfolio
Delaware Pooled Trust, Inc.                0.50% per annum                    N/A(4)            $ 33,181,642
  The International Fixed Income
  Portfolio
Delaware Group Premium Fund, Inc.          0.75% per annum                $13,906(5)            $ 18,590,196
  Global Bond Series

---------------
1. All fees are reduced by fees paid to the unaffiliated directors of the fund.

2. Amount is for the fiscal year ended November 30, 1996. Delaware International has elected voluntarily to waive that portion, if any, of the annual management fees payable by Global Bond Series and to pay the series' expenses to the extent necessary to ensure that the Total Operating Expenses (after voluntary waivers and payments) of the series do not exceed 0.95% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 fees) through May 31, 1998.

3. Amount is for the fiscal year ended October 31, 1996. Delaware International has elected voluntarily to waive that portion, if any, of the annual management fees payable by The Global Fixed Income Portfolio and to pay the portfolio's expenses to the extent necessary to ensure that the Total Operating Expenses (after voluntary waivers and payments) of the portfolio do not exceed 0.60% (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) through April 30, 1998.

4. Delaware Pooled Trust, Inc.'s fiscal year ended on October 31, 1996. Because The International Fixed Income Portfolio did not commence operations until April 11, 1997, Delaware International did not waive any fees in the fiscal year ended October 31, 1996. Information for the fiscal year ended October 31, 1997 is not yet available. Delaware International has elected voluntarily to waive that portion, if any, of the annual management fees payable by The International Fixed Income Portfolio and to pay the portfolio's expenses to the extent necessary to ensure that the Total Operating Expenses (after voluntary waivers and payments) of the portfolio do not exceed 0.60% (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) through April 30, 1998.

5. Amount is for the period May 2, 1996 (date of initial sale of Global Bond Series) through December 31, 1996 (the end of Delaware Group Premium Fund, Inc.'s last fiscal year). Delaware International has elected voluntarily to waive that portion, if any, of the annual management fees payable by Global Bond Series and to pay the series' expenses to the extent necessary to ensure that the Total Operating Expenses (after voluntary waivers and payments) of the series do not exceed 0.80% (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) through December 31, 1997.

                       DELAWARE INTERNATIONAL MANAGEMENT

     The following table sets forth the name and principal occupation of the principal executive officer and the directors of Delaware International.

                NAME                                         PRINCIPAL OCCUPATION
------------------------------------   ----------------------------------------------------------------
Wayne A. Stork(1)...................   Chairman/Chief Executive Officer and Director of Delaware
                                         Management Holdings, Inc., Delaware International Advisers
                                         Ltd. and Delaware International Holdings Ltd.;
                                         Chairman/President/Chief Executive Officer/Chief Investment
                                         Officer and Director of Delaware Management Company, Inc.;
                                         Chairman/President/Chief Executive Officer and Director of DMH
                                         Corp., Delaware Distributors, Inc., Delvoy, Inc. and Founders
                                         Holdings, Inc.; Chairman/Director and/or Trustee of each of the 33 investment companies in the Delaware Group and Delaware
                                         Capital Management, Inc.; Director of Delaware Service
                                         Company, Inc. and Delaware Investment & Retirement Services,
                                         Inc.
David G. Tilles.....................   Managing Director/Chief Investment Officer and Director of
                                       Delaware International Advisers Ltd.; Chief Investment Officer
                                         and Director of Delaware International Holdings Ltd.
G. Roger Kitson.....................   Vice Chairman and Director of Delaware International Advisers
                                       Ltd.
Ian G. Sims.........................   Deputy Managing Director/Chief Investment Officer-Global Fixed
                                         Income and Director of Delaware International Advisers Ltd.
Hamish O. Parker....................   Senior Portfolio Manager/Director of U.S. Marketing Liaison and
                                         Director of Delaware International Advisers Ltd.
Timothy W. Sanderson................   Senior Portfolio Manager/Deputy Compliance Officer/Director of
                                       Equity Research and Director of Delaware International Advisers
                                         Ltd.
Clive A. Gillmore...................   Senior Portfolio Manager/Director of U.S. Mutual Fund Liaison
                                       and Director of Delaware International Advisers Ltd.
John Emberson.......................   Secretary/Compliance Officer/Finance Director and Director of
                                       Delaware International Advisers Ltd.
Nigel G. May........................   Senior Portfolio Manager/Head of European Group and Director of
                                         Delaware International Advisers Ltd.
Elizabeth A. Desmond................   Senior Portfolio Manager/Head of Pacific Basin Group and
                                       Director of Delaware International Advisers Ltd.
David K. Downes(1)..................   Director of Delaware International Advisers Ltd.; Executive Vice
                                         President/Chief Operating Officer/Chief Financial Officer of
                                         each of the 33 investment companies in the Delaware Group,
                                         Delaware Management Holdings, Inc., Founders CBO Corporation,
                                         Delaware Capital Management, Inc., Delvoy, Inc. and Delaware
                                         Distributors, L.P.; Executive Vice President/Chief Operating
                                         Officer/Chief Financial Officer and Director of Delaware
                                         Management Company, Inc., DMH Corp., Delaware Distributors,
                                         Inc. and Founders Holdings, Inc.; President/Chief Operating
                                         Officer/Chief Financial Officer and Director of Delaware
                                         International Holdings Ltd.; Chairman/Chief Executive Officer
                                         and Director of Delaware Investment & Retirement Services,
                                         Inc.; Chairman and Director of Delaware Management Trust
                                         Company; President/Chief Executive Officer/Chief Financial
                                         Officer and Director of Delaware Service Company, Inc.; Vice
                                         President of Lincoln Funds Corporation

                NAME                                         PRINCIPAL OCCUPATION
------------------------------------   ----------------------------------------------------------------
Richard G. Unruh(1).................   Director of Delaware International Advisers Ltd.; Executive Vice
                                         President of each of the 33 investment companies in the
                                         Delaware Group, Delaware Management Holdings, Inc. and
                                         Delaware Capital Management, Inc.; Executive Vice President
                                         and Director of Delaware Management Company, Inc.
George M. Chamberlain, Jr.(1).......   Director of Delaware International Advisers Ltd.; Senior Vice
                                       President/ Secretary and General Counsel of each of the 33 investment companies in the Delaware Group, Delaware
                                         Management Holdings, Inc. and Delaware Distributors, L.P.;
                                         Executive Vice President/ Secretary/General Counsel and
                                         Director of Delaware Management Trust Company; Senior Vice
                                         President/Secretary/General Counsel and Director of DMH Corp.,
                                         Delaware Management Company, Inc., Delaware Distributors,
                                         Inc., Delaware Service Company, Inc., Founders Holdings, Inc.,
                                         Delaware Investment & Retirement Services, Inc., Delvoy, Inc.
                                         and Delaware Capital Management, Inc.; Senior Vice President
                                         and Director of Delaware International Holdings Ltd; Secretary
                                         of Lincoln Funds Corporation
Richard J. Flannery(1)..............   Director of Delaware International Advisers Ltd.; Senior Vice
                                       President/ Corporate & International Affairs of each of the 33 investment companies in the Delaware Group, Delaware
                                         Management Holdings, Inc., DMH Corp., Delaware Management
                                         Company, Inc., Delaware Distributors, Inc., Delaware
                                         Distributors, L.P., Delaware Management Trust Company,
                                         Delaware Capital Management, Inc., Delaware Service Company,
                                         Inc. and Delaware Investment & Retirement Services, Inc.;
                                         Senior Vice President/Corporate & International Affairs and
                                         Director of Founders Holdings, Inc. and Delvoy, Inc.;
                                         Executive Vice President and Director of Delaware
                                         International Holdings Ltd.; Senior Vice President of Founders
                                         CBO Corporation; Director of HYPPCO Finance Company Ltd.
John C.E. Campbell(1)...............   Director of Delaware International Advisers Ltd.; Senior Vice
                                       President/ International Marketing of Delaware Investment
                                         Advisers, a division of Delaware Management Company, Inc.
George E. Deming(1).................   Director of Delaware International Advisers Ltd.; Vice
                                       President/Senior Portfolio Manager of Delaware Investment
                                         Advisers, a division of Delaware Management Company, Inc.

     The address of those listed above is Third Floor, 80 Cheapside, London, EC2V 6EE, unless otherwise noted.

     None of the Trust's Trustees or officers is affiliated with Delaware Management or Delaware International or any of their affiliates. Except for payments to Delaware International pursuant to the new Subadvisory Agreement, the Portfolio has not made any payments to and has no other arrangements with Delaware International or any of its affiliates.
---------------
(1)Business address is One Commerce Square, 39th Floor, Philadelphia, Pennsylvania 19103.